MATTHEWS INTERNATIONAL FUNDS
dba MATTHEWS ASIA FUNDS
(the “Trust”)
Supplement dated July 24, 2026
to the Prospectus and
Statement of Additional Information dated April 30, 2026, as supplemented
For all existing and prospective shareholders of Matthews China Innovators Fund – Investor Class (MCSMX) and Institutional Class (MICHX)
At the Special Meeting of Shareholders of Matthews China Innovators Fund (the “Fund”) held on May 14, 2026, as adjourned to July 7, 2026, shareholders of the Fund approved a proposal to change the Fund’s sub‑classification under the Investment Company Act of 1940, as amended, from “diversified” to “non‑diversified” as described in the Proxy Statement dated March 25, 2026.
Accordingly, effective July 24, 2026, the following changes are made to the Fund’s Prospectus and Statement of Additional Information:
In the section of the Fund’s Prospectus entitled “Principal Investment Strategy,” the following is added:
The Fund is non‑diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
In the section of the Fund’s Prospectus entitled “Principal Risks of Investment,” the following is added:
Non‑Diversification Risk: The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.
In the section of the Prospectus entitled “Risks of Investing in the Funds – Principal Risks,” the following is added:
Non‑Diversification Risk
The Matthews China Innovators Fund is organized as a non‑diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the general limitation that, with respect to 75% of a fund’s total assets, it may not invest more than 5% of its total assets in the securities of any particular issuer or hold more than 10% of the outstanding voting securities of any particular issuer (in both cases other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies). This Fund, however, remains subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act. Because a relatively higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.
On page 3 of the Fund’s Statement of Additional Information, the following disclosure is added to the second paragraph of the section entitled “Description of the Funds”:

The Trust is an open‑end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory (business) trust on April 13, 1994, and commenced operations on September 12, 1994. It has never been engaged in any other business. Each Fund is “diversified” other than the Matthews China Innovators Fund, which is a non‑diversified fund. Diversified means that at least 75% of the value of a fund’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations. As a non‑diversified fund, the Matthews China Innovators Fund is not subject to these diversification requirements.
On page 25 of the Fund’s Statement of Additional Information, the section entitled “Diversified or Non‑Diversified Status,” is deleted in its entirety and replaced with the following:
Diversified or Non‑Diversified Status
Each Fund, other than the Matthews China Innovators Fund, is a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. For a diversified fund, at least 75% of the value of the fund’s total assets will be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.
As a “non‑diversified” fund, the Matthews China Innovators Fund is not subject to the diversification requirements of Section 5(b)(1). The Fund, however, remains subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act. Because a relatively higher percentage of this Fund’s assets may be invested in the securities of a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.
On February 26, 2026, the Board of Trustees approved a proposal to reclassify the Matthews Asia Innovators Fund from “diversified” to “non‑diversified” status under the 1940 Act, subject to approval by shareholders of the Fund which is still pending. A proxy statement related to this proposal has been filed with the SEC and provided to shareholders of such Fund.
Please retain this Supplement for future reference.